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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 8, 2005
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                              Retail Ventures, Inc.
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             (Exact name of registrant as specified in its charter)

           Ohio                        1-10767                  20-0090238
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

3241 Westerville Road, Columbus, Ohio                                  43224
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(Address of principal executive offices)                             (Zip Code)

                                 (614) 471-4722
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         On March 8, 2005, Retail Ventures, Inc. (the "Company") announced the theft of credit card and other purchase information from a portion of DSW Shoe Warehouse ("DSW") customers. DSW is a subsidiary of the Company. A copy of the press release making this announcement is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


Exhibit Number          Description

    99.1                Press Release dated March 8, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RETAIL VENTURES, INC.

                                             By: /s/ James A. McGrady
                                                --------------------------------
                                                James A. McGrady
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary



Date: March 8, 2005



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